                                                                                                                       EXHIBIT 10.34
-------------------------------
ARS CFDA NO. 10.001                                                                                                           Page 1
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          United States Department of Agriculture            TYPE OF RESEARCH AGREEMENT
                   EXTRAMURAL AGREEMENT                                   Specific Cooperative Agreement
------------------------------------------------------------------------------------------------------------------------------------
TITLE OF PROJECT                                             AGREEMENT NO.                TYPE OF ACTION
                                                                    58-5438-9-120         New
                                                             -----------------------------------------------------------------------
Development and Use of a High Speed Genotypign               PERIOD OF AGREEMENT
      System for Livestock                                   15-Jun-99               thru                01-Feb-01
------------------------------------------------------------------------------------------------------------------------------------
                                                             FEDERAL OBLIGATION           CHANGE IN FEDERAL OBLIGATION
                                                                $436,000.00                   []+  []-   N/A
------------------------------------------------------------------------------------------------------------------------------------
AGENCY (Name and Address)                                    CRIS NO.                     AUTHORITY
USDA, Agricultural Research Service                          5438-31000-048-01s                  7USC 3318(b)
                                                             -----------------------------------------------------------------------
Northern Plains Area                                           OBLIGATION DISTRIBUTION
Grants and Agreements Office                                       Accounting Code                  Amount
1201 Oakridge Drive, Suite 150
Fort Collins, CO  80525-5562                                         9015438020                       $436,000.00
------------------------------------------------------------------------------------------------------------------------------------
ARS AUTHORIZED DEPARTMENTAL OFFICER'S DESIGNATED             COOPERATOR (Name and Address)
REPRESENTATIVE (Name and Address)

Gary L. Bennett                                              Sequenom, Inc.
USDA, Agricultural Research Service                          11555 Sorrento Valley Road
U.S. Meat Animal Research Center                             San Diego, CA  92121-1331
Box 166
Clay Center, NE 68933
------------------------------------------------------------------------------------------------------------------------------------
ARS FINANCE OFFICE (Complete Mailing Address)                COOPERATOR'S DESIGNATED REPRESENTATIVE  (Name and Address)

USDA, Agricultural Research Service                          Daniel P. Little
Northern Plains Area                                         Sequenom, Inc.
Budget and Fiscal Office                                     11555 Sorrento Valley Road
1201 Oakridge Drive, Suite 150                               San Diego, CA 92121-1331
Fort Collins, CO 80525-5562
------------------------------------------------------------------------------------------------------------------------------------
                                               APPLICABLE PROVISIONS AND REGULATIONS
This Agreement includes the following:                             Payment:
     [X]  Statement of Work; of                                             [_]  HHS/Payment Management System
     [_]  Project Summary; or                                               [X]  Invoice/Treasury Check (Electronic Funds Transfer)
     [_]  Proposal; and                                                     [_]  Advance Payment Authorized
     [X]  Budget (Form ARS-454/455)                                         [_]  Pre-Award Costs Authorized (See Below)
     [X]  USDA Civil Rights Poster (Form AD-475A); and
Provisions:                                                  Reporting Requirements:
     [X]  General (Form ARS-452)                             Submit:        [X]  Performance Reports   [X]  Financial Reports
     [_]  Special (Form ARS-453)                                                  [_]  Quarterly             [_]  Quarterly
Regulations:                                                                      [_]  Semi-annual           [_]  Semi-annual
     [_] 7 CFR 3015.205 (by reference)                                            [X]  Annual                [X]  Annual
     [_] 7 CFR 3016 (by reference)                                                [X]  Final                 [X]  Final
     [_] 7 CFR 3019 (by reference)                                          [_]  Annual Report of Inventions and Subcontracts
     [X] 7 CFR 3015.175(b), Copyrights (by reference)        To:            [X]  ADODR
     [X] 37 CFR Part 401.14, Patents and Inventions                         [_]  Recipient Organization
         (by reference)
Appendices and Schedules:
     [_] Appendix A - Application for Funding (ARS-403)
     [_] Appendix B - Current and Pending Federal Financial Assistance Support (ARS-408)
     [_] Appendix C - Research Assurance Statement (ARS-411)
     [_] Appendix D - Civil Rights Assurance Certification (ARS-405)
     [_] Appendix E - Civil Rights Questionnaire (ARS-406)
     [X] Appendix F - Certification Regarding Debarment, Suspension and other
                 Responsibility Matters - Primary Covered Transactions (AD-1047)
     [_] Appendix G - Certification Regarding Debarment, Suspension and other Responsibility Matters - Lower
                 Tier Covered Transactions (AD-1048)
     [X] Appendix H - Certification Regarding Drug-Free Workplace Requirements - Non-individuals (AD-1049)
     [_] Appendix I - Certification Regarding Drug-Free Workplace Requirements - Individuals (AD-1050)
     [X] Appendix J - Certification/Disclosure Requirements Related to Lobbying (SF-LLL)
     [_] Appendix K - Intellectual Property Rights (Applicable to International Agreements only)
     [X] Appendix L - Report of Inventions and Subcontracts

Other (Specify):
     [X] ADODR Instructions
     [X] Organization Certifications (Page 2)

------------------------------------------------------------------------------------------------------------------------------------
                                          FOR THE UNITED STATES DEPARTMENT OF AGRICULTURE
------------------------------------------------------------------------------------------------------------------------------------
AUTHORIZED DEPARTMENTAL OFFICER             TYPED NAME                                    DATE
    /s/ James E. Quaratino                               James E. Quaratino                           5-14-99
------------------------------------------------------------------------------------------------------------------------------------
                                                  FOR THE PERFORMING ORGANIZATION
                                (Signature of persons authorized to incur contractual obligations)
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                   TYPED NAME AND TITLE                          DATE
    /s/ Hubert Koster                       Hubert Koster, President/CEO                            May 13, 1999
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                                   TYPED NAME AND TITLE                          DATE
    /s/ Toni Schuh                          Toni Schuh, Exec. VP, Business                          May 13, 1999
                                            Development
------------------------------------------------------------------------------------------------------------------------------------

AGREEMENT NO.: 58-5438-9-120                                         Page 2 of 5
Sequenom, Inc.
San Diego, CA

                           (Check appropriate boxes)

[_]  THE PERFORMING ORGANIZATION CERTIFIES THAT IT IS:
                         OR
[_]  THE SPONSORING ORGANIZATION CERTIFIES THAT IT IS:

Type of Performing/Sponsoring Organization: (Check one only)

[_]  USDA/RE&E Laboratory

[_]  Other Federal Research Agency

[_]  State Agricultural Experiment Station (SAES)

[_]  Land-Grant University of 1862

[_]  Land-Grant University of 1890 or Tuskegee University

[_]  Private University or College

[_]  Public University or College (Non Land-Grant)

[_]  Private Profit-making

[_]  Private Non-profit

[_]  State or Local Government

[_]  Veterinary School or College

[_]  Cooperative Extension Service

[_]  Small Business

[_]  Minority Owned Business

[_]  Female Owned Business

[_]  Individual

[_]  Other (specify)

Please provide the organization's/individual's:

Tax Identification Number (TIN)                   77-0365889
                               -------------------------------------------------
          OR

Employer Identification Number (EIN) ___________________________________________

          OR

Social Security Number (SSN) ___________________________________________________

Form ARS-451, page 2                     DEC. 98                        USDA-ARS

--------------------------------------------------------------------------------
                                                                    Page 3 of 5
Agreement No. 58-5438-9-120
Sequenom - San Diego, CA
--------------------------------------------------------------------------------

OBJECTIVE:

The objective of this cooperative research project is to develop and implement a high speed mass spectrophotometer based genotyping system for livestock. This requires a system to utilize primers for single nucleotide polymorphism (SNP) in livestock.

APPROACH:

A mass spectrophotometer based high speed genotyping system is required for use of SNP's to genotype livestock populations. To efficiently use expressed sequence tags (EST) sequence data in livestock and link this information with the human genome database, we must be able to genotype SNP's in livestock populations. Preliminary studies with the Sequenom DNA MassArray analytical system have demonstrated this system can be used effectively to genotype SNP's in livestock. This system will be implemented and upgraded to develop markers for SNP's and map these markers on the ARS linkage maps.

STATEMENT OF MUTUAL INTEREST:

Both parties are actively engaged in independent research projects to identify and implement efficient SNP genotyping systems. This project combines Sequenom's expertise and technology relating to their DNA MassArray Basic System Plus and ARS's expertise and technology relating to SNP marker development to develop and implement a high speed SNP genotyping system. The parties agree that meeting the objectives of this project will strengthen and enhance ongoing research within the scope of this agreement.

THE COOPERATOR AGREES TO:

1. Work closely with ARS in planning and providing engineering and systems support for conducting the research outlined below.

2. Conduct at ARS facilities and elsewhere as appropriate, engineering and systems support research to upgrade the DNA MassArray Analytical System for use in developing markers for SNP's..... activities include:

a. Provide for the use during this project of a DNA MassArray Basic System Plus incorporating the following components: a High-speed Bruker/SEQUENOM Array Mass Spectrometer; a Spectrojet Nanoliter Dispenser; a SEQUENOM BioMASS lnformatics Workstation and use of appropriate software; Beckman Multimek Instrument with SEQUENOM Magnetic Lifters. Provide hardware and software upgrades to the system as they become available.

b. Provide SEQUENOM 96 D SpectroChipTM , reagents, and the magnetic beads required in sample preparation for 200,000 elements (excluding the reagents provided for by ARS and

--------------------------------------------------------------------------------
                                                                    Page 4 of 5
Agreement No. 58-5438-9-120
Sequenom - San Diego, CA
--------------------------------------------------------------------------------

outlined below). An element is defined as a sample pad on SEQUENOM's SpectroChipTM (Patent US 5,605,798).

c.   Assist in developing markers to run on this "system."

d.   Assist in integrating DNA MassArray data with the ARS livestock database.

ARS AGREES TO:

1. Work closely with the cooperator in planning and conducting the research outlined above.

2.   Conduct research on the following aspects of the project:

a. Develop primers to amplify specific regions of DNA (Primers and PCR reagents will be provided by ARS).

b.   Identify SNP markers within the amplified fragments.

c. Synthesize probe primers that can be used with the DNA MassArray Basic System to genotype the SNPs (reagents to be provided by ARS include primers, neucleotides, enzymes, biotinylated primers).

d.   Utilize SNP genotypic data to place the markers on the linkage map.

MUTUAL AGREEMENTS:

1. The estimated budget, Form ARS-454, is hereby incorporated into the agreement. The awarding agency will reimburse the Cooperator for costs related to salaries, material, supplies in the amount of $436,000, and will contribute in-house resources in the amount of $574,900. As evidence of the Cooperator's contribution to this project the Cooperator will provide in-house resources in the amount of $312,187.50.

2. Payments to the Cooperator will be made quarterly via Electronic Funds Transfer (EFT), upon submission of a properly executed invoice. See ARS-452,
Part 15 (Attached). Reimbursement for the use of the DNA MassArray Basic System will be made after delivery of the system and evidence that ARS can produce acceptable results; reimbursement of expenses associated with the BioMass Probe reaction units ($150,000/100,000 elements) will be based on quantity used; and the monthly maintenance fee will be reimbursed on a quarterly basis.

3. The use of the DNA MassArray Basic System Plus and Spectrochip (System) will be solely used for purposes of livestock SNP analysis. The Cooperator shall retain title and

--------------------------------------------------------------------------------
                                                                    Page 5 of 5
Agreement No. 58-5438-9-120
Sequenom - San Diego, CA
--------------------------------------------------------------------------------

ownership of these equipment items. ARS agrees to use this System only in the ordinary course of testing and will not reproduce or modify the System or any portion thereof. ARS agrees not to transfer the System or any part of thereof or use it for the benefit of a third party or attempt to discover underlying Proprietary Information. ARS agrees to take reasonable measures to maintain in confidence Proprietary Information regarding the SEQUENOM DNA MassArray Basic System.

4. Correspondence and documentation regarding this Agreement should cite Agreement Number 58-5438-9-120 and copies of such correspondence and documentation between the Cooperator and the ADODR shall be sent by the originating party to the ADO at:

                  James E. Quaratino
                  USDA, Agricultural Research Service
                  Northern Plains Area
                  Grants and Agreements Office
                  1201 Oakridge Drive, Suite 150
                  Fort Collins, CO 80525-5562

                        U.S. DEPARTMENT OF AGRICULTURE
                         AGRICULTURAL RESEARCH SERVICE
                         COOPERATIVE AGREEMENT BUDGET

---------------------------------------------------------------------------------------------------------------------
COOPERATOR:
Sequenom, Inc.                                              ARS                  ARS
San Diego, CA                                                TO                IN-HOUSE            COOPERATOR
AGREEMENT NO. 58-5438-9-120                               REIMBURSE             COSTS            CONTRIBUTION(S)
---------------------------------------------------------------------------------------------------------------------
A.  Salaries and Wages

    1. Pl(s)/PD(s)...............................                               $114,100.00
                                                        -------------------------------------------------------------
    2. Other Professional Personnel..............                                                    $37,500.00
                                                        -------------------------------------------------------------
    3. Support Personnel.........................                               $70,800.00           $56,250.00
                                                        -------------------------------------------------------------

       Total Wages and Salaries..................                  $0.00       $184,900.00           $93,750.00
---------------------------------------------------------------------------------------------------------------------
B.  Fringe Benefits (if charged as Direct Costs).                  $0.00                             $23,437.50
---------------------------------------------------------------------------------------------------------------------
C.  Total Salaries, Wages, and Fringe Benefits (A
    plus B)......................................                  $0.00         $8,900.00          $117,187.50
---------------------------------------------------------------------------------------------------------------------
D.  Nonexpendable Equipment (Attach supporting data)               $0.00
    (List items and dollar amounts for each item)
---------------------------------------------------------------------------------------------------------------------
E.  Materials and Supplies.......................                  $0.00        $90,000.00           $70,000.00
---------------------------------------------------------------------------------------------------------------------
F.  Travel

1.  Domestic (including Canada)..................                  $0.00
                                                        -------------------------------------------------------------
2.  Foreign (List destination and amount
    for each trip)                                                 $0.00
---------------------------------------------------------------------------------------------------------------------
G.  Publication Costs/Page Charges...............                  $0.00
---------------------------------------------------------------------------------------------------------------------
H.  Automated Data Processing (Computer) Costs...                  $0.00
---------------------------------------------------------------------------------------------------------------------
I.  All Other Direct Costs (Attach supporting data) .                          $300,000.00
    .... Livestock

DNA Mass Array System, 400000                                $436,000.00
                           Maintenance fee 36000
    (List items and dollar amounts for each item)
---------------------------------------------------------------------------------------------------------------------
J.  Total Direct Costs (C through 1).............            $436,000.00       $574,900.00          $187,187.50
---------------------------------------------------------------------------------------------------------------------
K. Indirect Costs (Specify rate and base)........                                                   $125,000.00

Rate ______%                  Base ________
---------------------------------------------------------------------------------------------------------------------
L. Total Costs (J plus K) .......................            $436,000.00       $574,900.00          $312,187.50
---------------------------------------------------------------------------------------------------------------------

COMMENTS
This agreement provides for use of the DNA MassArray Basic System Plus as defined in agreement.



NOTES:
1.  A separate budget is required for each funding period.
2. Federal Statute (7 U.S.C. 3318 (b)(1 )(B) ) requires a contribution of resources by all parties toward meeting the objectives of the Cooperative Agreement.
3. ARS is prohibited from reimbursing State Cooperative Institutions for indirect costs or tuition remission. Indirect costs will be reimbursed only upon receipt of an approved Indirect Cost Rate Schedule.
4. Unrecovered indirect costs may be used to meet a portion of the resource contribution requirement toward the cooperative effort.
5. Unallowable costs as defined in OMB Circulars, A-21, A-122, or A-87 as applicable, cannot be considered a resource contribution.
-------------------------------------------------------------------------------
ARS-454 (10/98)

                    United States Department of Agriculture
                              General Provisions
                     Non-Assistance Cooperative Agreement

________________________________________________________________________________

                               TABLE OF CONTENTS

      Subject                                                          Page
      -------                                                          ----
1.    Definitions......................................................   1
2.    Legal Authority Certification....................................   2
3.    Level of Performance.............................................   2
4.    Funding Availability.............................................   2
5.    Assurances.......................................................   2
6.    Allowable Costs..................................................   3
7.    ADODR Responsibilities...........................................   3
8.    Prior Approvals..................................................   3
9.    Project Continuance..............................................   4
10.   Reporting Requirements...........................................   4
11.   Technical Supervision............................................   5
12.   Rules of the Workplace...........................................   5
13.   Patents and Copyrights...........................................   5
14.   Project Data.....................................................   6
15.   Payments.........................................................   6
16.   Debt Collection..................................................   6
17.   Acknowledgment of Support
      and Disclaimer...................................................   7
18.   Capital Improvement and Travel...................................   7
19.   Advertising......................................................   7
20.   Title to Equipment...............................................   7
21.   Equipment Management Requirements................................   7
22.   Motor Vehicle Accident Liability.................................   7
23.   Liability - Other................................................   7
24.   Termination by Mutual Agreement..................................   8
25.   Suspension or Termination for Cause..............................   8
26.   Questions and Survey Plans.......................................   8
27.   Retention and Access Requirements
      for Records......................................................   8

___________________________________________________________________________

1.     DEFINITIONS

The following terms shall have the meaning set forth below:

a. Awarding Agency - The USDA Agency making the award; Agricultural Research Service (ARS), Economic Research Service (ERS), or the National Agricultural Statistics Service (NASS), and for subawards, the Cooperator.

b. Authorized Departmental Officer (ADO) - The Awarding Agency Official authorized to enter into, administer, and terminate Non-Assistance Cooperative Agreements.

c. Non-Assistance Cooperative Agreement - An Agreement, which is neither a Procurement Contract nor an Assistance-Type Cooperative Agreement, that furthers agricultural research, extension, or teaching programs in which the objectives of the agreement serve a mutual interest of the parties and all parties contribute resources to the accomplishment of those objectives, hereinafter referred to as the Agreement.

d. Cooperator - The signature party or parties to this Agreement receiving Federal funds.

e. International Cooperator - The signature party or parties to this Agreement receiving Federal funds incorporated and or headquartered outside the continental United States and its territories.

f. Authorized Departmental Officer's Designated Representative (ADODR) - The Awarding Agency's technical representative, acting within the scope of delegated authority, who is responsible for participating with the Cooperator in the accomplishment of this Agreement's objectives and monitoring and evaluating the Cooperator's performance.

g. Principal Investigator (PI) - The Cooperator's technical representative who is responsible for conducting the effort of the Cooperator in the accomplishment of this Agreement's objectives.

h. Treasury Check - A method of receiving payment by paper check from the U.S. Treasury.

i. HHS/PMS Health and Human Services/Payment Management System - a method of receiving payment by electronic draw down.

j. Electronic Funds Transfer (EFT) Electronic transfer of funds to the Cooperator's bank account.

k.     OMB - Office of Management and Budget

l.     CFR - Code of Federal Regulations

M.     USC - United States Code

n.     FAR - Federal Acquisition Regulations

2.     LEGAL AUTHORITY CERTIFICATION

The Cooperator hereby certifies that it possesses legal authority to enter into this Agreement.

3.     LEVEL OF PERFORMANCE

The Cooperator will use its best efforts to provide performance under this Agreement within the Federal obligation amount shown on page 1 of this Agreement and will notify the ADODR when it is anticipated that performance under this Agreement will exceed this amount. The Cooperator is not obligated to continue performance under this Agreement, or otherwise incur costs in excess of the Federal obligation amount, unless authorized by the ADO. Costs incurred in excess of the Federal obligation shall not be reimbursed without approval and written ratification by the Director, Extramural Agreements Division, ARS. Unallowable costs will not be approved in any case.

4.     FUNDING AVAILABILITY

The Awarding Agency's participation shall be subject to passage, by the Congress of the United States, of an appropriation of funds for the fiscal year from which expenditures may be legally made.

5.     ASSURANCES

(Not applicable to Agreements awarded to International Cooperators)

The Cooperator hereby gives assurance that it will comply with the following:

a      International Air Transportation Fair Competitive Practices Act of 1975,
       Section 5 (49 USC 1517). Costs for foreign travel and related transportation of property are allowable only to the extent that United States flag air carriers are used.;

b.     Nondiscrimination Requirements:

       Rehabilitation Act of 1973 - Section 504; Sex Discrimination - Title IX of the Education Amendments of 1972, as amended; Age Discrimination Act of 1975; Civil Rights Act of 1964 - Title VI (42 U.S.C. 2000d).

       The Cooperator also agrees to display form AD-475A, USDA Civil Rights Poster entitled "And Justice for All," in common areas of its facility where the federally assisted research is being conducted during the performance period of the project. (Not applicable to awards with International Cooperators).

C. Protection of Human Subjects Requirements: The Cooperator will comply with the following provisions regarding the rights and welfare of human subjects:

       (1) The Cooperator is responsible for safeguarding the rights and welfare of any human subjects involved in research, development, and related activities supported by this Agreement. The Cooperator may conduct research involving human subjects only as prescribed An the statement of work and as approved by the Cooperator's cognizant Institutional Review Board. Prior to conducting such research, the Cooperator shall obtain and document a legally sufficient informed consent from each human subject involved. No such informed consent shall include any exculpatory language through which the subject is made to waiver, or to appear to waiver, any of his or her legal rights, including any release of the Cooperator or its agents from liability for negligence.

       (2) The Cooperator agrees to comply with U.S. Department of Health and Human Services' regulations regarding human subjects, appearing in 45 CFR Part 46 (as amended).

       (3) It will comply with USDA policy which is to assure that the risks do not outweigh either potential benefits to the subjects or the expected value of the knowledge sought.

       (4) Selection of subject or groups of subjects shall be made without regard to sex, race, color, religion, or national origin unless these characteristics are factors to be studied.

d. Animal Welfare Act Requirements: The Cooperator agrees that it will comply with the Animal Welfare Act, as amended, 7 U.S.C. 2131, et seq., and the regulations promulgated thereunder by the Secretary of Agriculture (9 CFR, Subchapter A) pertaining to the care, handling, and treatment of warm-blooded animals held or used for research, teaching, or other activities supported by Federal funds. The Cooperator may request registration of facilities and a current listing of licensed dealers from the Regional Office of the Animal and Plant Health Inspection Service (APHIS), USDA, for the Region in which their facility is located. The location of the appropriate APHIS Regional Office, as well as information concerning this requirement, may be obtained by contacting the Senior Staff Officer, Animal Care Staff, USDA/APHIS, 4700 River Road, Riverdale, Maryland 20737.

e. Recombinant DNA Research Requirements: The Cooperator will assume primary responsible for implementing proper conduct on recombinant DNA research and it will comply with the National Institute of Health Guidelines for Recombinant DNA Research, as revised.

       If the Cooperator wishes to send or receive registered recombinant DNA material which is subject to quarantine laws, permits to transfer this material into the U.S. or across state lines may be obtained by contacting USDA/APHIS/PPQ, Scientific Services-Biotechnology Permits, 4700 River Road, Unit 133, Riverdale, Maryland 20737. In the event that the Cooperator has not established the necessary biosafety committee, a request for guidance or assistance may be made to the USDA Recombinant DNA Research Officer.

f. That it will assist the Awarding Agency in complying with the: National Historic Preservation Act of 1966 Section 106, as amended, (16 U.S.C. 470, Executive Order 11593); Archaeological and Historic Preservation Act of 1966 (16 U.S.C. 469a-1 et. seg.);
                                 --  ---

g. The Cooperator will comply with Federal regulations regarding equal opportunity, nonsegregated facilities and affirmative action (41 CFR, Chapter 60); and

h. USDA regulations at 7 CFR 3017 subparts A through E and 7 CFR 3018 regarding debarment and suspension, drug-free workplace, and anti-lobbying act requirements.

i. The Single Audit Act (Public Law 98-502), as implemented by OMB Circular A-1 33.

6.     ALLOWABLE COSTS

a. Payment up to the amount specified in this Agreement shall be made only for allowable, allocable, reasonable, and necessary costs in accordance with the following cost principles in effect on the date of the award:

       (1)    For institutions of higher education - OMB Circular No. A-21;

       (2) For State, local or federally-recognized Indian tribal governments - OMB Circular No. A-87;

       (3)    For nonprofit organizations - OMB Circular No. A-122;

       (4)    For hospitals - Appendix C of 45 CFR Part 74; or

       (5) For commercial organizations and those non-profit organizations listed in attachment C to Circular A- 122 - FAR at 48 CFR part 31.

7.     ADODR RESPONSIBILITIES

The ADO has delegated ADODR responsibilities to the individual named on page 1 of this Agreement, subject to the limitations as provided for in the ADODR Designation and Instructions, (attached and made apart hereto).

8.     PRIOR APPROVALS

Written approval of the ADO is required for the following:

a. To change the PI or to continue the research, education, or information work, without the participation of the PI, for a period in excess of three continuous months.

b.     A substantial reduction of the effort devoted to the work by the PI.

c. Changes to the objectives of this Agreement, or the phenomenon or phenomena under study.

d.     Federal funding increases.

e.     Period of performance extension.

f.     Transfer of amounts within budgeted cost categories.

g.     Reimbursement of pre-award costs.

h.     Purchase of equipment.

i.     Operation of government owned vehicles by Cooperator employees.

j. The subaward, transfer or contracting out of any work under this Agreement. This provision does not apply to the purchase of articles, supplies, equipment, and services which are both necessary for and merely incidental to the work required under the Agreement.

Generally, no requests for changes to the scope of this Cooperative Agreement will be approved.

Unilateral amendments to this agreement may be issued by the ADO for changes which are purely administrative in nature.

9.     PROJECT CONTINUANCE

Prior to completion of the work effort, the parties will review the results and determine the benefits of continuing the project. In the event the project is continued, this Agreement will be amended to provide for the additional work efforts, obligations of the parties, and performance period.

10.    REPORTING REQUIREMENTS

The Cooperator is responsible for monitoring and reporting performance to the ADO through the ADODR, as follows; (See Form ARS-451, Page 1 of this Agreement, for the applicable reporting frequency).

Pursuant to the Metric Conversion Act of 1975 Public Law 94-168), whenever feasible, the Cooperator shall use the metric system in expressing units of measurement in interim and final performance reports.

All reports must be written in the English language.

a.     Interim Performance Reports.
       Reports are to include:

       (1) A summary of progress, including a comparison of actual accomplishments with goal(s) established for the time period being covered and the reasons for slippage if the objectives are not met;

       (2) An outline of any problems encountered or the occurrence of unusual or favorable developments during the period; and

       (3) A brief summary of work to be accomplished during the ensuring reporting period.

b.     Final Performance Report.

       Unless otherwise specified in this Agreement, the final performance report shall be due 90 calendar days following the expiration, completion, or termination date of this Agreement. This report is to include appropriate identifying data and the following information:

       (1) A description of all work results, conclusions, and, if any, recommendation;

       (2)    Titles of thesis or dissertations resulting, if any;

       (3) Names of scientific or other collaborators connected with the project, including students (show title or status, e.g., associate professor, graduate student);

       (4)    Other deliverables as given in this Agreement;

       (5) Copies of copyrighted or copyrightable materials including computer software;

       (6) A description of inventions resulting from the work and a statement of status concerning any protections sought;

       (7)    A copy of any publications resulting from this Agreement; and,

       (8)    Signature of PI and date.

C.     Significant Developments.

       Events may occur between scheduled performance reporting dates which significantly impact the overall effort. Therefore, the Cooperator shall promptly notify the ADODR when the following conditions or situations surface.

       (1) Unanticipated delays or adverse conditions which threaten to materially impair its ability to meet the prime objective(s) of this Agreement. This disclosure is to include a statement of any action taken or contemplated and any assistance needed to resolve the problem(s); or

       (2) Favorable developments which are expected to enable it to meet established schedules or goals sooner or at less cost than anticipated or may produce more beneficial results than originally planned.

d.     Financial Reports.

       (1)    Financial Status Reports

       The Cooperator agrees to submit financial status reports to the ADO through the ADODR on Standard Form (SF) 269A (short form), Financial Status Report, and a final report within 90 days of project completion.

       (2)    Itemized Expense Report
                (Applicable if payment is by HHS/PMS payment method):

              The Cooperator will furnish a detailed addendum attached to the
              (SF) 269A (short form) or (SF) 269 (long form) containing the following minimum information or using the Cooperator's format:

              .   Name of Institution
              .   Agreement Number
              .   Reporting Period
              .   Current Quarterly Drawdown
              .   Current Quarterly Expenses
                  Details of Current Quarter's Expenses: Salary and Non-Salary

e. Where program income is anticipated, Standard Form 269 (long form) shall be used. Program income earned during the project period shall be added to funds committed to the project by the Federal Awarding Agency and the Cooperator and used to further eligible project or program objectives unless otherwise specified by the ADO.

f.     Report of Inventions and Subawards.
       The Cooperator agrees to submit an annual report of inventions and subawards and a final report within 90 days of project expiration, completion, or termination in accordance with Schedule L, (attached and made apart hereto). Negative reports required.

11.    TECHNICAL SUPERVISION

The Awarding Agency may technically supervise work of a Cooperator's employees performed at the Awarding Agency's facilities. The Awarding Agency may not, however intervene in the employer-employee relationship between a Cooperator and its employees. In addition, the Awarding Agency may not act so as to hire or otherwise engage in the personnel management of a Cooperator's employees.

12.    RULES OF THE WORKPLACE

Cooperator employees, while engaged in work at the Awarding Agency's facilities, will abide by the Awarding Agency's "Rules of the Workplace" such as (maintenance of a laboratory notebook dissemination of information, equipment operation standards, hours of work, conduct and other incidental matters stated in the rules and regulations of the Awarding Agency).

13.    PATENTS AND COPYRIGHTS

(Not applicable to Agreements awarded to International Cooperators. See Appendix K - International Property Rights - attached and made apart hereto for Agreements with International Cooperators).

a.     Patents and Inventions.
       The clause found at 37 CFR Part 401.14 is incorporated into this Agreement by reference and is applicable to all organizations regardless of size.

       Terms are defined as follows:

       (1) Contractor means the Cooperator Organization as identified on the FORM ARS-451, a part hereof.

       (2)    Contract means this Agreement.

b.     Communications.

       (1) The central point of contact within the U.S. Department of Agriculture for communications relating to the administration of patents and copyrights is:

              Deputy Asst.  General Counsel for Patents
              Research and Operations Division
              Office of General Counsel
              U.S. Department of Agriculture
              Room 2328, South Building
              Washington, D.C. 20250-1400

       (2) Disclosure statements are made through the Authorized Departmental Officer to:
              Patent Coordinator
              National Patent Program
              USDA, Agricultural Research Service
              1815 N. University Street
              Peoria, IL 61604

       (3)    Utilization statements are made to the Patent Coordinator.

d.     Copyrights.

       The Awarding Agency reserves a royalty-free, nonexclusive, and irrevocable license to exercise, and to authorize others to exercise, the rights for Federal Government purposes. Subject to this license, the owner is free to exercise, preserve, or transfer all its rights. The Cooperator shall ensure that no Agreement is entered into for transferring the rights which would conflict with the nonexclusive license of the Awarding Agency.

       The Cooperator awarding a subaward is allowed to impose subaward terms reserving a nonexclusive license for itself, similar to the one reserved by the Awarding Agency, with respect to any copyright or rights subject to this section that arise under the subaward.

14.    PROJECT DATA

Data which were collected, compiled, and evaluated under this Agreement shall be shared and mutually interchanged by the Cooperator and the Awarding Agency, with the final results of this project made available to both parties.

15.    PAYMENTS

Payment will be made by either the HHS/PMS method, the Invoice/Treasury Check method or EFT. (See Form ARS-451, Page 1 of this Agreement, for the applicable method).

All payment requests are to be submitted in the English language.

a.     Applicable if payment is by Invoice/Treasury Check method or EFT:

       (i) Payments by the Awarding Agency to the Cooperator will be made by the Invoice/Treasury Check method or EFT for expenditures for each previous period as reflected on properly executed invoices or vouchers to be prepared by the Cooperator and submitted to the ADO through the ADODR. A properly executed invoice shall include, at a minimum, the following information:

              .   Awarding Agency agreement number
              .   Organization's name, payment address, and Employee
                  Identification Number Tax Identification Number
              .   Itemized listing of costs to be reimbursed
              .   Specific time period covered by the invoice
              .   Signature of Authorized Organizational Representative

       (ii) Checks covering payments under this Agreement will be drawn in the name of the Cooperator unless a written request from the Cooperator accompanies the billing, requesting, for purposes of check identification, that such checks also include the name of a particular department of the Cooperator's organization. If further check identification is needed, the Cooperator may:

              .   number the invoice and request that it be shown on the check;

              . submit the invoice in duplicate and request that one copy of the invoice be returned with the check; or,

              . request that the Cooperative Agreement number cited on the invoice be shown on the check.

b.     Applicable if payment will be made through the HHS/PMS payment method:

       (i)    HHS/PMS is administered by the Federal Assistance Financing Branch
              (FAFB), Office of the Deputy Assistant Secretary, Finance which will forward instructions for obtaining payment. Inquiries regarding payments should be directed to:

              Chief, Financial Assistance Financing Branch
              PO Box 6021
              Rockville, Maryland 20852
              (301) 443-1660

c. Payment by the Awarding Agency to the Cooperator is contingent upon receipt of reports in accordance with the terms and conditions of the agreement. Payment may be withheld until reports are provided.

d. Reimbursement to the Cooperator for tuition remission is not allowable under this Agreement.

e. Reimbursement to State Cooperative Institutions for indirect costs is unallowable under this Agreement.

f. Indirect costs shall be paid only upon receipt of an approved negotiated indirect cost rate schedule, where authorized by enabling legislation. No indirect costs shall be advanced or reimbursed unless supported by an approved indirect cost rate schedule.

16.    DEBT COLLECTION

a. Any monies that are payable or may become payable from the United States under this Agreement to any person or legal entity not an agency or subdivision or a State or local government may be subject to administrative offset for the collection of delinquent debt to the person or legal entity owner to the United States under the Federal Claims Collection Act of 1966, as amended by the Debt Collection Act of 1982 (31 USC 3701, 3711, 3716-3719); 4 CFR Part 102 and 7 CFR Part 3.

b. Information on the person's or legal entity's responsibility for a commercial debt or delinquent consumer debt owed the United States will be disclosed to consumer or commercial crediting reporting agencies.

17.    ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER

The following acknowledgment of Awarding Agency support must appear in the publications of any materials which is based upon or developed under this Agreement (whether or not copyrighted):

       "This material is based upon work supported by the U.S. Department of Agriculture, under Agreement No. (Cooperator should enter the applicable agreement number here)."

All such materials, must also contain the following disclaimer unless the publication is formally cleared by USDA:

       "Any opinions, findings, conclusion, or recommendations expressed in this publication are those of the author(s) and do not necessarily reflect the view of the U.S. Department of Agriculture."

a.     Public Information working order; and,

       Any public information concerning work carried out under this Agreement will describe the contributions of both parties to the work effort. In the event of a dispute, a separate publication may be made with effective statements of acknowledgment and disclaimer.

b.     Technical Publication.

       Any technical publication developed as a result of this Agreement shall be submitted by the developing party to the other for advice and comment. In event of dispute, a separate publication may be made, with effective statements of acknowledgment and disclaimer.

18.    CAPITAL IMPROVEMENTS AND TRAVEL

No part of the funds made available by the Awarding Agency to the Cooperator shall be expended for capital improvements or travel of the Awarding Agency's employees.

19.    ADVERTISING

In advertising, the Cooperator will not refer in any manner to the Federal Government or agencies thereof in connection with the use of the results of this research without prior specific written authorization by the ADO. Unless otherwise provided herein, information obtained as a result of this project will be made available to the public in printed or other forms by the awarding Agency at its discretion. The Cooperator will be given due credit for its cooperation in the project.

20.    TITLE TO EQUIPMENT

As authorized by 7 USC 3318d, title to expendable and nonexpendable equipment, supplies, and other tangible personal property purchased under this Agreement shall vest in the Cooperator from date of acquisition unless otherwise stated in this Agreement.

21.    EQUIPMENT MANAGEMENT REQUIREMENTS

The Cooperator's procedures for managing equipment purchased with Awarding Agency funds are to meet the following requirements:

a.     Maintain accurate and up-to-date property records;

b.     Property is to be properly maintained in good working order; and,

c.     Property is to be insured.

d. Either party may furnish equipment and/or facilities, at no cost to the other, as may be mutually agreed to between the Cooperator and the ADODR for successful completion of this project.

22.    MOTOR VEHICLE ACCIDENT LIABILITY

(Not applicable to Agreements awarded to International Cooperators).

The Awarding Agency will assume responsibility for vehicle repair if the Awarding Agency determines that the Cooperator's employee was authorized to use the vehicle, the vehicle was used within the scope of the authorization, and the Cooperator's employee was not negligent in causing damage. The Cooperator shall be responsible for damage if the Awarding Agency finds that Cooperator was not authorized to drive the vehicle, was negligent, or drove the vehicle outside the scope of authorization.

23.    LIABILITY - OTHER

The Cooperator agrees to indemnify and hold harmless, the Awarding Agency, its employees, or contractors from and against all liability, claims, and demands on account of personal injury, property loss, or damage of any kind whatsoever, which arise out of, or are in any manner connected with, or are claimed to arise out of or be in any manner connected with, the performance of this Cooperative Agreement by the Cooperator's employees or agents.

The Cooperator shall provide and maintain the necessary types of insurances, as may be needed under this Cooperative Agreement, including but not limited to workers' compensation, employer's liability, and comprehensive general liability in amounts sufficient to protect the Federal Government's interest in not being subject to unwarranted damage claims resulting from the Cooperator's use of the Awarding Agency's facilities.

It is further understood that the Awarding Agency shall not be held responsible for any breakage, theft, or acts of vandalism to the Cooperator's equipment and supplies during the period of the Cooperative Agreement.

24.    TERMINATION BY MUTUAL AGREEMENT

This Agreement may be terminated by either of the parties upon 90 calendar days' notice in writing of one party to the other party.

25.    SUSPENSION OR TERMINATION FOR CAUSE

The Awarding Agency reserves the right to suspend payment if the Cooperator fails to comply with any terms and conditions of the Agreement, if there is evidence of the misuse of funds by the Cooperator, if the parties fail to reach a solution acceptable to both parties regarding any disagreement concerning the Agreement, or if any other event substantially affects the material terms of this Agreement.

26.    QUESTIONNAIRES AND SURVEY PLANS

The Cooperator is required to submit to the Awarding Agency copies of questionnaires and other forms for clearance in accordance with the Paperwork Reduction Act of 1980 and 5 CFR 1320.

27.    RETENTION AND ACCESS REQUIREMENTS FOR RECORDS

(This requirement is not applicable to International Cooperators).

a. Financial records, supporting documents, statistical records, and all other records pertinent to an award shall be retained for a period of three years from the date of submission of the final expenditure report or, for awards that are renewed quarterly or annually, from the date of the submission of the quarterly or annual financial report, as authorized by the Federal Awarding Agency. The only exceptions are:

       (i) If any litigation, claim, or audit is started before the expiration of the 3-year period, the records shall be retained until all litigation, claims or audit findings involving the records have been resolved and final action taken.

       (ii) Records for real property and equipment acquired with Federal funds shall be retained for 3 years after final disposition.

b. The Federal Awarding Agency, the Inspector General, Comptroller General of the United States, or any of their duly authorized representatives, have the right of timely and unrestricted access to any books, documents, papers, or other records of Cooperators that are pertinent to the Agreement, in order to make audits, examinations, excerpts, transcripts and copies of such documents. This right also includes timely and reasonable access to a Cooperator's personnel for the purpose of interview and discussion related to such documents. The rights of access in this paragraph are not limited to the required retention period, but shall last as long as records are retained.

c. This requirement shall be passed through to lower tier subcontractors or subawards exceeding $10,000 in value.

                                                                      Appendix F

                        U.S. DEPARTMENT OF AGRICULTURE

--------------------------------------------------------------------------------
           Certification Regarding Debarment, Suspension, and Other
             Responsibility Matters - Primary Covered Transactions
--------------------------------------------------------------------------------

This certification is required by the regulations implementing Executive Order 12549, Debarment and Suspension, 7 CFR Part 3017, Section 3017.510, Participants' responsibilities. The regulations were published as Part IV of the January 30, 1989, Federal Register (pages 4722-4733). Copies of the regulations
                  ----------------
may be obtained by contacting the Department of Agriculture agency offering the proposed covered transaction.

        (BEFORE COMPLETING CERTIFICATION, READ INSTRUCTIONS ON REVERSE)

(1) The prospective primary participant certifies to the best of its knowledge and belief, that it and its principals:

        (a) are not presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from covered transactions by any Federal department or agency;

        (b) have not within a three-year period preceding this proposal been convicted of or had a civil judgement rendered against them for commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, State or local) transaction or contract under a public transaction; violation of Federal or State antitrust statutes or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property;

        (c) are not presently indicted for or otherwise criminally or civilly charged by a governmental entity (Federal, State or local) with commission of any of the offenses enumerated in paragraph (1)(b) of this certification; and

        (d) have not within a three-year period preceding this application/proposal had one or more public transactions (Federal, State or local) terminated for cause or default.

(2) Where the prospective primary participant is unable to certify to any of the statements in this certification, such prospective participant shall attach an explanation to this proposal.


Sequenom                                      58-5438-9-120
--------------------------------------------------------------------------------
Organization Name                             PR/Award Number or Project Name


Dr. Toni Schuh, Executive Vice President, Business Development
--------------------------------------------------------------------------------
Name(s) and Title(s) of Authorized Representative(s)


/s/ illegible                                        May 13, 1999
--------------------------------------------------------------------------------
Signature (s)                                        Date

                                                                      Appendix F

                        Instructions for Certification
                        ------------------------------
1. By signing and submitting this form, the prospective primary participant is providing the certification set on the reverse side in accordance with these instructions.

2. The inability of a person to provide the certification required below will not necessarily result in denial participation in this covered transaction. The prospective participant shall submit an explanation of why cannot provide the certification set out on this form. The certification or explanation will be considered connection with the department or agency's determination whether to enter into this transaction. However, failure of the prospective primary participant to furnish a certification or an explanation shall disqualify such person from participation in this transaction.

3. The certification in this clause is a material representation of fact upon which reliance was placed when the department or agency determined to enter into this transaction. If it is later determined that the prospective primary participant knowingly rendered an erroneous certification, in addition to other remedies available to the Federal Government, the department or agency may terminate this transaction for cause or default.

4. The prospective primary participant shall provide immediate written notice to the department or agency to whom this proposal is submitted if at any time the prospective primary participant learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

5. The terms "covered transaction," "debarred," "suspended," "ineligible," "lower tier covered transaction," "participant," "person," "primary covered transaction," "principal," "proposal," and "voluntarily excluded," as used in this clause, have the meanings set out in the Definitions and Coverage sections of the rule implementing Executive Order 12549. You may contact the department or agency to which this proposal is being submitted for assistance in obtaining a copy of those regulations.

6. The prospective primary participant agrees by submitting this form that, should the proposed covered transaction be entered into, it shall not knowingly enter into any lower tier covered transaction with a person who is debarred, suspended, declared ineligible, or voluntarily excluded from participation in this covered transaction, unless authorized by the department or agency entering into this transaction.

7. The prospective primary participant further agrees by submitting this form that it will include the clause titled "Certification Regarding Debarment, Suspension, Ineligibility and Voluntary Exclusion - Lower Tier Covered Transactions," provided by the department or agency entering into this covered transaction, without modification, in all lower tier covered transactions and in all solicitations for lower tier covered transactions.

8. A participant in a covered transaction may rely upon a certification of a prospective participant in a lower tier covered transaction that it is not debarred, suspended, ineligible, or voluntarily excluded from the covered transaction, unless it knows that the certification is erroneous. A participant may decide the method and frequency by which it determines the eligibility of its principals. Each participant may, but is not required to, check the Nonprocurement List.

9. Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render in good faith the certification required by this clause. The knowledge and information of a participant is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

10. Except for transactions authorized under paragraph 6 of these instructions, if a participant in a covered transaction knowingly enters into a lower tier covered transaction with a person who is suspended, debarred, ineligible, or voluntarily excluded from participation in this transaction, in addition to other remedies available to the Federal Government, the department or agency may terminate this transaction for cause or default.

                                                                      Appendix H

                        U.S. DEPARTMENT OF AGRICULTURE

________________________________________________________________________________

                            Certification Regarding
                   Drug-Free Workplace Requirements (Grants)
              Alternative 1 - for Grantees other than Individuals

________________________________________________________________________________
This certification is required by the regulations implementing Sections 5151-5160 of the Drug-Free Workplace Act of 1988 (Pub. L. 100-690, Title V, Subtitle D; 41 U.S.C. 701 et. seq.), 7 CFR Part 301 7, Subpart F Section 301 7.600, Purpose. The January 31, 1 989 regulations were amended and published as
Part 11 of the May 25, 1990 Federal Register (pages 21681-21691). Copies of the
                            ----------------
regulations may be obtained by contacting the Department of Agriculture agency offering the grant.

     (BEFORE COMPLETING CERTIFICATION, READ INSTRUCTIONS, ON PAGE 3)

Alternative 1

A. The grantee certifies that it will or will continue to provide a drug-free Workplace by:

     (a) Publishing a statement notifying employees that the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance is prohibited in the grantee's workplace and specifying the actions that will be taken against employees for violation of such prohibition;

     (b) Establishing an ongoing drug-free awareness program to inform employees about --

              (1)   The dangers of drug abuse in the workplace;

              (2)   The grantee's policy of maintaining a drug-free workplace;

              (3) Any available drug counseling, rehabilitation, and employee assistance programs; and

              (4) The penalties that may be imposed upon employees for drug abuse violations occurring in the workplace;

     (c) Making it a requirement that each employee to be engaged in the performance of the grant be given a copy of the statement required by paragraph (a);

     (d) Notifying the employee in the statement required by paragraph (a) that, as a condition of employment under the grant, the employee will --

              (1)   Abide by the terms of the statement; and

              (2) Notify the employer in writing of his or her conviction for a violation of a criminal drug statute occurring in the workplace no later than five calendar days after such conviction;

                                                                      Appendix H

     (e) Notifying the agency in writing, within ten calendar days after receiving notice under subparagraph (d)(2) from an employee or otherwise receiving actual notice of such conviction. Employers of convicted employees must provide notice, including position title, to every grant officer on whose grant activity the convicted employee was working, unless the Federal agency has designated a central point for the receipt of such notices. Notice shall include the identification number(s) of each affected grant;

     (f) Taking one of the following actions, within 30 calendar days of receiving notice under subparagraph (d)(2), with respect to any employee who is so convicted --

           (1) Taking appropriate personnel action against such an employee, up to and including termination, consistent with the requirements of the Rehabilitation Act of 1973, as amended; or

           (2) Requiring such employee to participate satisfactorily in a drug abuse assistance or rehabilitation program approved for such purposes by a Federal, State or local health, law enforcement or other appropriate agency;

     (g) Making a good faith effort to continue to maintain a drug-free workplace through implementation of paragraphs (a), (b), (c), (d),
           (e) and (f).

B. The grantee may insert in the space provided below the site(s) for the performance of work done in connection with the specific grant:

Place of Performance (Street address. city. county, State, zip code)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Check ___ it there are workplaces on file that are not identified here.


           SEQUENOM                                     58-5438-9-120
--------------------------------------------------------------------------------
Organization Name                               Award Number or Project Name


         Dr. Toni Schuh, Executive Vice President, Business Development
--------------------------------------------------------------------------------
Name and Title of Authorized Representative

/s/ illegible
________________________________________________________________________________
Signature                                         Date

                                                                      Appendix H
                        Instructions for Certification
                        ------------------------------

1. By signing and submitting this form, the grantee is providing the certification set out on pages 1 and 2

2. The certification set out on pages 1 and 2 is a material representation of fact upon which reliance is placed when the agency awards the grant. If it is later determined that the grantee knowingly rendered a false certification, or otherwise violates the requirements of the Drug-Free Workplace Act, the agency, in addition to any other remedies available to the Federal Government, may take action authorized under the Drug-Free Workplace Act.

3. Workplaces under grants, for grantees other than individuals, need not be identified on the certification. If known, they may be identified in the grant application. If the grantee does not identify the workplaces as the time of application, or upon award, if there is no application, the grantee must keep the identity of the workplace(s) on file in its office and make the information available for Federal inspection. Failure to identify all known workplaces constitutes a violation of the grantee's drug-free workplace requirements.

4. Workplace identifications must include the actual address of buildings (or parts of buildings) or other sites where work under the grant takes place. Categorical descriptions may be used (e.g., all vehicles of a mass transit authority or State highway department while in operation, State employees in each local unemployment office, performers in concert halls or radio studios).

5. If the workplace identified to the agency changes during the performance of the grant, the grantee shall inform the agency of the change(s), if it previously identified the workplaces in question (see paragraph 3).

6. Definitions of terms in the Nonprocurement Suspension and Debarment common rule and Drug-Free Workplace common rule apply to this certification. Grantees' attention is called, in particular, to the following definitions from these rules:

"Controlled" substance means a controlled substance in Schedules I through V of the Controlled Substances Act (21 U.S.C. 812) and as further defined by regulation (21 CFR 1308.11 through 1308.15);

"Conviction" means a finding of guilt (including a plea of nolo contendere) or imposition of sentence, or both, by any judicial body charged with the responsibility to determine violations of the Federal or State criminal drug statutes;

"Criminal drug statute" means a Federal or non-Federal criminal drug statute involving the manufacture, distribution, dispensing, use or possession of any controlled substance;

"Employee" means the employee of a grantee directly engaged in the performance of work under a grant including: (i) all "direct charge" employees; (ii) all "indirect charge" employees unless their impact or involvement is insignificant to the performance of the grant; and, (iii) temporary personnel and consultants who are directly engaged in the performance of work under the grant and who are on the grantee's payroll. This definition does not include workers not on the payroll of the grantee (e.g., volunteers, even if used to meet a matching requirement; consultants or independent contractors not on the grantee's payroll; or employees of subrecipients or subcontractors in covered workplaces).

                                                                      Appendix J

                        U.S. DEPARTMENT OF AGRICULTURE
                         AGRICULTURAL RESEARCH SERVICE

________________________________________________________________________________

                             NOTICE TO APPLICANTS
                     Certification/Disclosure Requirements
                              Related to Lobbying

________________________________________________________________________________

Section 319 of Public Law 101-121 (31 U.S.C.), signed into law on October 23, 1989, imposes new prohibitions and requirements for disclosure and certification related to lobbying on recipients of Federal contracts, grants, cooperative agreements, and loans. Certain provisions of the law also apply to Federal commitments for loan guarantees and insurances; however, it provides exemptions for Indian tribes and tribal organizations.

Effective December 23, 1989, current and prospective recipients (and their subtier contractors and/or subgrantees) will be prohibited from using Federal funds, other than profits from a Federal contract, for lobbying Congress or any Federal agency in connection with the award of a particular contract, grant, cooperative agreement or loan. In addition, for each award action in excess of $100,000 (or $150,000 for loans) on or after December 23, 1989, the law requires recipients and their subtier contractors and/or subgrantees to: (1) certify that they have neither used nor will use any appropriated funds for payment to lobbyists, (2) disclose the name, address, payment details, and purpose of any agreements ,with lobbyists whom recipients or their subtier contractors or subgrantees will pay with profits or nonappropriated funds on or after December 23, 1989; and (3) file quarterly updates about the use of lobbyists if material changes occur in their use. The law establishes civil penalties for noncompliance.

If you are a current recipient of funding or have an application, proposal or bid pending as of December 23, 1989, the law will have the following immediate consequences for you:

- You are prohibited from using appropriated funds (other than profits from Federal contracts) on or after December 23, 1989, for lobbying Congress or any Federal agency in connection with a particular contract, grant, cooperative agreement, or loan;

- you are required to execute the attached certification at the time of submission of an application or before any action in excess of $100,000 is awarded; and

- you will be required to complete the lobbying disclosure form if the disclosure requirements apply to you.

Regulations implementing Section 319 of Public Law 101 - 121 have been published as an Interim Final Rule by the Office of Management and Budget as Part III of the February 26, 1990 Federal Register (pages 6736-6746).

                                                                      Appendix J

                        U.S. DEPARTMENT OF AGRICULTURE
                         AGRICULTURAL RESEARCH SERVICE


________________________________________________________________________________

             Certification Regarding Lobbying - Contracts, Grants,
                       Loans and Cooperative Agreements
________________________________________________________________________________

The undersigned certifies to the best of his or her knowledge and belief, that:

(1) No Federal appropriated funds have been paid or will be paid, by or on behalf of the undersigned, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan or cooperative agreement.

(2) If any funds other than Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with this Federal contract, grant, loan, or cooperative agreement, the undersigned shall complete and submit Standard Form-LLL, "Disclosure Form to Report Lobbying," in accordance with its instructions;

(3) The undersigned shall require that the language of this certification be included in the award documents for all subawards at all tiers (including subcontracts, subgrants, and contracts under grants, loans, and cooperative agreements) and that all subrecipients shall certify and disclose accordingly.

This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into this transaction imposed by section 1352, title 31, U.S. Code. Any person who fails to file the required certification shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.


        SEQUENOM                                        58-5438-9-120
--------------------------------------------------------------------------------
Organization Name                               Award Number or Project Name



         Dr. Toni Schuh, Executive Vice President, Business Development
--------------------------------------------------------------------------------
Name and Title of Authorized Representative


/s/ illegible                                             May 13, 1999
--------------------------------------------------------------------------------
Signature                                                 Date

                                                                      Appendix J

                       DISCLOSURE OF LOBBYING ACTIVITIES
Complete this form to disclose lobbying activities pursuant to 31 U.S.C. 1352.
                  (See reverse for public burden disclosure.)

-----------------------------------------------------------------------------------------------------------------------------
1.  Type of Federal Action:              2. Status of Federal Action:           3. Report Type:
[_]      a. contract                     [_]     a. bid/offer/application       [_]    a. initial filing
         b. grant                                b. initial award                      b. material change
         c. cooperative agreement                c. post award
         d. loan                                                                       For Material Change Only
         e. loan guarantee                                                             year ___  quarter ___
         f. loan insurance                                                             date of last report
----------------------------------------------------------------------------------------------------------------------
4. Name and Address of Reporting Entity:                     5. If Reporting in No. 4 is Subawardee,
                                                                 Enter Name and Address of Prime:
    [_]  Prime             [_] Subawardee
                                Tier ___, if known:



                                                             Congressional District, if known:
Congressional District, if known:
----------------------------------------------------------------------------------------------------------------------
6. Federal Department/Agency:                                7. Federal Program Name/Description:



                                                             CFDA Number, if applicable:
----------------------------------------------------------------------------------------------------------------------
8. Federal Action Number, if known:                          9. Award Amount, if known:



----------------------------------------------------------------------------------------------------------------------
10. a.  Name and Address of Lobbying Entity                  b.  Individuals Performing Services (including address
      (if individual, last name, first name MI)                   if different from No. 10a)
                                                                  (last name, first name, MI):




                                (attach Continuation Sheet(s) SF-lll-A, if necessary)
----------------------------------------------------------------------------------------------------------------------
11.   Amount of Paycheck (check all that apply):                   13. Type of Payment (check all
      that apply): $__________________ [_] actual [_] planned          [_] a. retainer
                                                                       [_] b. on-time fee
                                                                       [_] c. commission
                                                                       [_] d. contingent fee
                                                                       [_] e. deferred
                                                                       [_] f. other; specify:__________
----------------------------------------------------------------------------------------------------------------------
12. Form of Payment (check all that apply): [_] a. cash

    [_] b. in-kind; specify:        nature __________
                                    value  __________
----------------------------------------------------------------------------------------------------------------------
14. Brief Description of Services Performed or to be Performed and Date(s) of Service, including officer(s), employee(s), or Member(s) contacted, for Payment indicated in Item 11;





                                (attach Continuation Sheet(s) SF-LLL-A, if necessary)
-----------------------------------------------------------------------------------------------------------------------
15. Continuation Sheet(s) SF-LLL-A attached:                  [_] Yes                   [_] No
-----------------------------------------------------------------------------------------------------------------------
16. Information requested through this form is authorized  by Title 31   Signature:________________________________
    U.S.C. section 1352. This disclosure of lobbying activities
    is a material representation of  fact upon which reliance was        Print Name:_______________________________
    placed by the tier above when this transaction was made or
    entered into. This disclosure is required pursuant to 31             Title:____________________________________
    U.S.C. 1352. This information will be available for public
    inspection.  Any person who fails the required                       Telephone No.:_________________Date:______
    disclosure shall be subject to a civil penalty of not
    less than $10,000 and not more than $100,000 for each
    such failure.
-----------------------------------------------------------------------------------------------------------------------
Federal Use Only                                                                  Authorized for Local Reproduction
                                                                                  Standard Form - LLL
-----------------------------------------------------------------------------------------------------------------------

   Instructions for Completion of SF-LLL, Disclosure of Lobbying Activities
   ------------------------------------------------------------------------

This disclosure form shall be completed by the reporting entity, whether subawardee or prime Federal recipient, at the initiation or receipt of a covered Federal action, or a material change to a previous filing, pursuant to Title 31 U.S.C., Section 1352. The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a covered Federal action. Use the SF-LLL-A Continuation Sheet for additional information if the space on the form is inadequate. Complete all items that apply for both the initial filing and material change report. Refer to the implementing guidance published by the Office of Management and Budget for additional information.

1. Identify the type of Federal covered action for which lobbying activity is and/or has been secured to influence the outcome of a covered Federal action.

2.   Identify the status of the Federal covered action.

3. Identify the appropriate classification of this report. If this is a followup report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred. Enter the date of the last previously submitted report by this reporting entity for this covered Federal action.

4. Enter the full name, address, city, state and zip code of the reporting entity. Include Congressional District, if known. Check the appropriate classification of the reporting entity that designates if it is, or expects to be, a prime or subaward recipient. Identify the tier of the subawardee, e.g., the first subawardee of the prime is the 1st tier. Subawards include but are not limited to subcontracts, subgrants, and contract awards under grants.

5. If the organization filing the report in item 4 checks "Subawardee", then enter the full name, address, city, state and zip code of the prime Federal recipient. Include the Congressional District, if known.

6. Enter the name of the Federal agency making the award or loan commitment. Include at least one organizational level below agency name, if known. For example, Department of Transportation, United States Coast Guard.

7. Enter the Federal program name or description for the covered Federal action (item 1). If known, enter the full Catalog of Federal Domestic Assistance
(CFDA) for grants, cooperative agreements, loans, and loan commitments.

8. Enter the most appropriate Federal identifying number available for the Federal action identified in item 1 (e.g. Request for Proposal (RFP) number; Invitation for Bid (IFB) number; grant announcement number; the contract, grant, or loan award number, the application/proposal control number assigned by the Federal agency). Include prefixes, e.g., "RFP-DE-90-001."

9. For a covered Federal action where there has been an award or loan commitment by the Federal agency, enter the Federal amount of the award/loan commitment for the prime entity identified in item 4 or 5.

10. (a) Enter the full name, address, city, state and zip code of the lobbying entity engaged by the reporting entity identified in item 4 to influence the covered Federal action.

     (b) Enter the full names of the individual(s) performing services, and include full address if different from 10(a). Enter Last Name, First Name, and Middle Initial (MI).

11. Enter the amount of compensation paid or reasonably expected to be paid by the reporting entity (item 4) to the lobbying entity (item 10). Indicate whether the payment has been made (actual) or will be made (planned). Check all boxes that apply. If this is a material change report, enter the cumulative amount of payment made or planned to be made.

12. Check the appropriate box(es). Check all boxes that apply. If payment is made through an in-kind contribution, specify the nature and value of the in-kind payment.

13. Check the appropriate box(es). Check all boxes that apply. If other, specify nature.

14. Provide a specific and detailed description of the services that the lobbyist has performed, or will be expected to perform, and the date(s) of any services rendered. Include all preparatory and related activity, not just time spent in actual contact with Federal officials. Identify the Federal official(s) or employee(s) contacted or the officer(s), employees), or Member(s) of Congress that were contacted.

15.  Check whether or not a SF-LLL-A Continuation Sheet(s) is attached.

16. The certifying official shall sign and date the form, print his/her name, title, and telephone number.

________________________________________________________________________________

Public reporting burden for this collection of information is estimated to average 30 minutes per response, including time for reviewing instructions, searching existing data resources, gathering and maintaining data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Office of Management and Budget, Paperwork Reduction Project (0348-0046), Washington, D.C. 20503.

________________________________________________________________________________

                       DISCLOSURE OF LOBBYING ACTIVITIES
                              CONTINUATION SHEET

_______________________________________________________________________________
Reporting Entity:_________________________________________ Page ___ of ____









________________________________________________________________________________
Federal Use Only                         Authorized for Local Reproduction
                                         Standard Form - LLL - A
________________________________________________________________________________

                                                                      Appendix L
                      Report of Inventions and Subawards

A.   General
     -------

     1. The Cooperator shall submit interim and final invention reports and promptly give notification of the award of subawards containing a "Patent Rights" clause. Plains sheets of paper may be used to make these reports.

     2. An interim report is due at least every 12 months from date of award and every 12 months thereafter.

     3. A final report is due within 6 months of termination if the Performing Organization is a small business firm or a domestic non-profit organization and within 3 months for all others.

B. Interim and Final Reports must contain:
------------------------------------------

     1.    Name of Performing Organization.
     2.    Research Agreement Number.
     3.    Research Agreement award date.
     4.    Type of Report (Interim or Final).
     5.    Reporting Period.
     6.    Report of Inventions and Subawards content.
     7.    A listing of all inventions made including:
           a.  The name of inventor(s).
           b.  The title of invention(s).
           c.  The disclosure number, patent application in the United
               States of foreign countries?
           d. Has election been made to file patent applications in the United States of foreign countries?
           e. Have confirmation instrument assignments been forwarded to ARS?

     8. Certification or compliance with required invention identification and disclosure procedures and certification of reporting all inventions.

     9. Any required information not previously reported on subawards containing a "Patent Rights" clause awarded during the course of the Cooperative Agreement.

C. Subaward Reports must contain:
   ------------------------------

     1.    Name of Performing Organization.
     2.    Cooperative Agreement Number.
     3.    Cooperative Agreement award date.
     4.    Type of Report (Interim or Final).
     5.    Report Period.
     6.    Name of subawardee or subawardees.
     7.    Complete address of subawardee or subawardees.
     8.    Subaward identification number or numbers.
     9. The "Patent Rights" clause incorporated, including year and date of clause.
     10.   Description of work performed under subaward(s).
     11.   Date of subaward(s).
     12.   Estimated completion date(s).

D.   Negative reports are required.

     Department of Defense Form 882, Report of Inventions and Subcontracts may be used in lieu of the above narrative report.

-----------------------------------------------------------------------------------------------------------------------------------
                            [REPORT OF INVENTIONS AND SUBCONTRACTS]                              FORM APPROVED
        (Pursuant to "Patent Rights" Contract Clause) (See Instructions on Reverse Side)         OMB NO_0704-0015
-----------------------------------------------------------------------------------------------------------------------------------
1a. NAME OF CONTRACTOR/    C. CONTRACT NUMBER   2a. NAME OF GOVERNMENT   c. CONTRACT NUMBER      3. TYPE OF REPORT (check one)
SUBCONTRACTOR                                   PRIME CONTRACTOR                                 |_| Interim         |_| Final
-----------------------------------------------------------------------------------------------------------------------------------
1b. ADDRESS (Include Zip   d. AWARD DATE        2b. ADDRESS (Include     d. AWARD DATE           4. REPORTING PERIOD (YY/MM)
Code)                      (YY/MM/DD)           Zip Code)                (YY/MM/DD)              FROM:           TO:
-----------------------------------------------------------------------------------------------------------------------------------
                                                  SECTION 1 - SUBJECT INVENTIONS
-----------------------------------------------------------------------------------------------------------------------------------
SUBJECT INVENTIONS" REQUIRED TO BE REPORTED BY CONTRACTOR/SUBCONTRACTOR (If "None" So State)
-----------------------------------------------------------------------------------------------------------------------------------
NAME OF INVENTOR(S)        b. TITLE OF          c.  DISCLOSURE NO.       D. ELECTION TO FILE     C. CONFIRMATORY INSTRUMENT OR
(Last, First, Mi)          INVENTION(S)         PATENT APPLICATION       PATENT APPLICATIONS     ASSIGNMENT FORWARDED TO
                                                SERIAL NO. OR PATENT NO. ----------------------- CONTRACTING OFFICE
                                                                            UNITED     FOREIGN
                                                                            STATES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           YES   NO     YES  NO      YES               NO
                                                                          ---------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
EMPLOYER OF INVENTOR(S) NOT EMPLOYED BY CONTRACTOR/SUBCONTRACTOR.        g. ELECTED FOREIGN COUNTRIES IN WHICH A PATENT APPLICATION
                                                                         WILL BE FILED.
-----------------------------------------------------------------------------------------------------------------------------------
NAME OF INVENTOR           I. NAME OF INVENTOR  I.               TITLE OF INVENTION              II.       FOREIGN COUNTRIES
(Last, First, MI)          (Last, First, MI)                                                             OF PATENT APPLICATION
-----------------------------------------------------------------------------------------------------------------------------------
NAME OF EMPLOYER           II. NAME OF EMPLOYER
------------------------------------------------
ADDRESS OF EMPLOYER        III. ADDRESS OF
(Include Zip code)         EMPLOYER (Include
                           Zip code)
-----------------------------------------------------------------------------------------------------------------------------------
                                  SECTION II - SUBCONTRACTS (Containing a "Patent Rights" Clause)
-----------------------------------------------------------------------------------------------------------------------------------
SUBCONTRACTS AWARDED BY CONTRACTOR/SUBCONTRACTOR (If "None" so state).
-----------------------------------------------------------------------------------------------------------------------------------
NAME OF SUBCONTRACTOR(S)   b. ADDRESS (Include  c. SUBCONTRACT NO.(S)    d. DAR "PATENT RIGHTS"  e. DESCRIPTION  F. SUBCONTRACT
                           Zip Code)                                                             OF WORK TO BE   DATES
                                                                                                 PERFORMED          (YYMMDD)
                                                                         ----------------------------------------------------------
                                                                           CLAUSE        DATE    UNDER           AWARD   ESTIMATED
                                                                             NO.        (YYMM)   SUBCONTRACT(S)          COMPLETION
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                    SECTION III - CERTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
 CERTIFICATION OF REPORT BY CONTRACTOR/SUBCONTRACTOR. (Not required if |_| Small Business of |_| Non-Profit Organization). (Check
                                                         appropriate box).
-----------------------------------------------------------------------------------------------------------------------------------
NAME OF CONTRACTOR/SUBCONTRACTOR OFFICIAL       c. I certify that the reporting party has procedures for prompt identification and
(Last, First, MI)                               timely disclosure of "Subject Inventions," that such procedures have been followed and that all "Subject Inventions" have been reported.

_______________     ______________________________                  _____________________      _________________________     ______
TITLE                                                               SIGNATURE OF AUTHOR        CONTRACTOR/SUBCONTRACTOR
-----------------------------------------------------------------------------------------------------------------------------------

                                 INSTRUCTIONS

GENERAL

This form is for use in submitting INTERIM and FINAL invention reports to the Contracting Officer and for use in the prompt notification of the award of subcontracts containing a "Patent Rights" clause. If the form does not afford sufficient space, multiple forms may be used or plain sheets of paper with proper identification of information by Item may be attached.

An INTERIM report is due at least every 12 months from the date of contract award and shall include (a) a listing of "Subject Inventions" during the reporting period, (b) a certification of compliance with required invention identification and disclosure procedures together with a certification of reporting of all "Subject Inventions." and (c) any required information not previously reported on subcontracts awarded during the reporting period and containing a "Patent Rights" clause.

A FINAL report is due within 6 months if contractor is a small business firm of domestic nonprofit organization and within 3 months for all others after completion of the contract work and shall include (a) a listing of all "Subject Inventions" required by the contract to be reported, and (b) any required information not previously reported on subcontracts awarded during the course of or under the contract and containing a "Patent Rights" clause.

While the form may be used for simultaneously reporting inventions and subcontracts, it may also be used for reporting, promptly after award, subcontracts containing a "Patent Rights" clause.

Dates shall be entered where indicated in certain Items on this form and shall be entered in four or six digit numbers in the order of year and month (YYMM) or year, month and day (YYMMDD). Example: April 1981 should be entered as 8104 and April 15, 1981 should be entered as 810415.

Item la.            Self-explanatory.

Item 1b.            Self-explanatory.

Item lc.            If "same" as item 2c, so state.

Item 1d.            Self-explanatory.

Item 2a.            If "same" as item 1a, so state.

Item 2b.            Self-explanatory.

Item 2c. Procurement Instrument Identification (PII) number of contract (DAR 20-203).

Item 2d. thru 5c.   Self-explanatory.

Item 5f, ii and iii. The name and address of the employer of each inventor not employed by the contractor subcontractor is needed inasmuch as the Government's rights in a reported invention may not be determined solely by the terms of the "Patent Rights" clause in the contract. Example (1): If an invention is made by a Government employee assigned to work with a contractor, the Government rights in such an invention will be determined under Executive Order 10096. Example
(2): I f an invention is made under a contract by joint inventors and one of the inventors is a Government employee, the Government's rights in such an inventor's interest in the invention will also be determined under Executive Order 10096, except where the contractor is a small business or nonprofit organization, in which case the provisions of Section 202(c) of P.L. 96-517 will apply.

Item 5g, 1.  Self-explanatory.

Item 5g, ii. Self-explanatory with the exception that the contractor or subcontractor shall indicate, if known at the time of this report, whether application will be filed under either the Patent Cooperation Treaty (PCT) or the European Patent Convention (EPC).
If such is known, the letters PCT or EPC shall be entered after each listed country.

Item 6a. Self-explanatory.

Item 6b. Self-explanatory.

Item 6c. Self-explanatory.

Item 6d. Patent Rights Clauses are located in 37 CFR Part 401.

Item 6c. thru 7b.  Self-explanatory.

Item 7c. Certification not required by small business firms and domestic nonprofit organizations

[LOGO] United State     Research, Education, and Economics      Office of the Area Director
Department of           Agricultural Research Service           Grants and Agreements
Agriculture
                                                     Reply to:  1201 Oakridge Drive, Suite 150
                                                                Fort Collins, CO 80526-5562

April 28, 1999                                                  COM 970/229-5529
                                                                FAX 970/229-5531
                                                                E-mail: quaratij@ars.usda.gov

SUBJECT: Delegation as Authorized Departmental Officer's (ADO) Designated Representative (ADODR) and Instructions for
           Specific Cooperative Agreement No. 58-5438-9-120 with Sequenom, Inc.

TO:        Dr. Gary L. Bennett
           U.S. Meat Animal Research Center
           Clay Center, NE 68933

FROM:      James E. Quaratino
           Authorized Departmental Officer

You are hereby appointed the Authorized Departmental Officer's Designated Representative (ADODR) for this Agreement. This appointment is effective until expiration of the agreement including any extension or revocation by the Authorized Departmental Officer (ADO). This appointment is specifically delegated to you. None of the responsibilities may be redelegated to any other individual without written approval of the ADO.

A.    The ADODR shall:

      1. Complete Form OGE-450, Executive Branch Confidential Financial Disclosure Report. If you are required to complete such a form at this time, one will be provided to you by the ARS Ethics office. Questions regarding this may be directed to the Area Ethics Advisor at (970) 229-5595.

      2. Represent the ADO in the administration and supervision of this Agreement within the limitations set forth in the Agreement and this Instruction. Actions reserved for the ADO are set forth below.

      3. Promptly refer to the ADO any matter which may endanger performance of the Agreement that is outside your authority to resolve.

      4. Become thoroughly familiar with and faithfully administer the terms and conditions of the Agreement including the General provisions (Form ARS-452), as applicable, and documents related thereto.

      5. Ensure that the Agreement will not be used to avoid and/or subvert any recognized procurement, property, fiscal, and personnel policies and procedures.

      6. Routinely monitor and evaluate performance under the Agreement to ensure that the project is satisfactorily progressing.

Agreement No.: 58-5438-9-120                                         Page 2 of 5
Sequenom, Inc.
San Diego, CA


         7. For non-Letter of Credit payment procedures, receive, verify, and recommend/not recommend claims for payment. Claims are billed:
               (1) for actual expenditures incurred, (2) at intervals in accordance with the terms and conditions of the Agreement, and
               (3) using vouchers prepared by the Cooperator with costs itemized by the budget categories agreed upon on the ARS-454, Cooperative Agreement Estimated Budget Form. The ADODR forwards the voucher, which indicates his/her payment recommendations, (signed and dated) to the ADO. The ADO approves or disapproves claims for advances or reimbursement.

         8. Receive and approve or disapprove financial status reports and progress reports at the intervals agreed upon in the Agreement. Send copies to the ADO.

         9. Receive reports, if any, of inventions made under the Agreement and forward them to the ADO.

         10. Ensure that performance, time, and adequate funds are appropriately allocated to complete a project.

         11. Ensure that two copies of the Final Report and publications generated under this Agreement, if any, are sent to the National Agricultural Library, Acquisitions and Serials Branch. Notice of dissemination of the Final Report, with a copy of the Final Report and, as appropriate, publications sent to the Library shall be forwarded to the ADO for placement in the official Agreement file. These submissions are to state the Agreement number and Cooperator's name on the document.

         12. Advise the ADO should there be any discriminatory acts observed or suggested by a party to the Agreement.

         13. Receive notices from the cooperator regarding actual or potential labor disputes which would affect the performance under the Agreement and immediately forward such notices to the ADO with comments regarding the impact of the dispute on the Agreement.

         14. Establish and maintain an administrative file of all documents related to the implementation and administration of the Agreement.

         15. Sixty days (60) prior to expiration, review to determine the current relevancy of the project to ARS program mission for the purpose of renewing, amending or terminating the agreement.

         16. Questions regarding the responsibilities and duties of the ADODR or interpretation of any of the terms and conditions of the Agreement are referred to the ADO.

NOTE: Discrimination on the basis of race, religion, color, sex, national origin, age, physical disability, political beliefs, and martial or familial status is prohibited.

Agreement No.: 58-5438-9-120                                         Page 3 of 5
Sequenom, Inc.
San Diego, CA


B.     Responsibilities Reserved to the ADO:

       1. Upon recommendations by the ADODR, proposed amendments providing for:

             a. Changes, including additions, deletions and/or extensions to or termination of the work to be performed under the Agreement by either party.

             b. Changes of Principal Investigator (PI) for a period in excess of three consecutive months.

             c. Increases or decreases to the Federal Obligation amount or amount of the contribution by the Cooperator.

             d. Subcontract awards to third parties for performing all or any portion of the Agreement (see General Provisions, Form ARS-452)

             e. Approval of purchases for general-purpose equipment and/or special purpose equipment costing $5,000 or more, printing and binding, audiovisual materials or service, (see General Provisions, Form ARS-452).

             f. Approval of the acquisition of nonexpendable equipment, computer services or equipment.

             g. Approval for travel outside the United States, its possessions, territories, and Canada (applicable to domestic cooperators only) or special or mass movements of personnel.

       2. Assures that reports on inventions are forwarded to the ARS, Patent Program Coordinator. (Not applicable to negative reports).

C. Decisions on Disputes and Other Administrative Problems Arising during this Cooperative Agreement

       Disputes regarding the authorities and responsibilities of the ADODR and the ADO must be submitted in writing to the ADODR. The cooperator must submit questions related to disputes or other problems directly to the ADO provided a copy is also sent to the ADODR. Problems that cannot be resolved between the ADO, ADODR, and the cooperator shall be submitted to the Director, Extramural Agreements Division, for resolution.

Agreement No.: 58-5438-9-120                                         Page 4 of 5
Sequenom, Inc.
San Diego, CA



                                Acknowledgment

The following acknowledgment of receipt of this designation is provided for completion by the Authorized Departmental Officer's Designated Representative (ADODR).

Please sign and return a copy to:

         USDA, ARS, NPA
         Extramural Agreements
         1201 Oakridge Dr., Suite 150
         Fort Collins, CO 80525



I acknowledge receipt of the ADODR designation.




Gary L. Bennett
----------------------------------------------------------------------
ADODR Signature/SSN                        Date


cc:
USDA, ARS, Ethics Office